UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2012

Gevo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310,

Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director.

On March 14, 2012, the board of directors (the “Board”) of Gevo, Inc. (the “Company”) approved the appointment of Ruth I. Dreessen to the Board as a Class I director and as a member of the Audit Committee, with a current term that will expire at the annual meeting of stockholders to be held in 2014. Ms. Dreessen has also been appointed to serve as chairperson of the Audit Committee, effective immediately. Upon her appointment to the Board, Ms. Dreessen received an initial equity grant valued at $125,000, half of which will be paid by the issuance of an option to purchase shares of the Company’s common stock and half of which will be paid in restricted shares of the Company’s common stock. Both awards were made pursuant to the Company’s 2010 Stock Incentive Plan and will vest in equal monthly installments over a period of three years from the grant date. Ms. Dreessen will also be eligible to receive annual grants of restricted shares and stock options, and other compensation consistent with the Company’s compensation policy for her service as a non-employee director, as specified from time to time by the Board. Ms. Dreessen will also enter into the Company’s form of indemnification agreement for directors. Copies of the Company’s form of restricted stock award agreement, form of stock option award agreement and form of indemnification agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Ms. Dreessen is a chemicals industry veteran and brings significant experience to the Company’s Board. Ms. Dreessen currently serves as Managing Director of Lion Chemical Capital, LLC, and has previously served as Executive Vice President and Chief Financial Officer of TPC Group, Inc. and as Senior Vice President, Chief Financial Officer and director of Westlake Chemical Corporation. Ms. Dreessen received a Bachelor of Arts degree in European History from New College of Florida and a Masters in International Affairs from Columbia University. The Company issued a press release announcing the appointment of Ms. Dreessen on March 14, 2012, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Restricted Stock Award Agreement under the 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.21 to the Company’s Form 10-K for the period ended December 31, 2010, which was filed on March 29, 2011).

10.2	Form of Stock Option Award Agreement under the 2010 Stock Incentive Plan (incorporated by reference to Exhibit 10.22 to the Company’s Form 10-K for the period ended December 31, 2010, which was filed on March 29, 2011).

10.3	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1/A which was filed on January 19, 2011 (File No. 333-168792)).

99.1	Press Release of Gevo, Inc., dated March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

	By:	/s/ Mark Smith
Mark Smith
Chief Financial Officer

Date: March 14, 2012